UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2003



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


          New York                    333-54992                   11-2571221
          --------                    ---------                   ----------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
      incorporation)                                         Identification No.)


  3265 Lawson Boulevard, Oceanside, New York                        11572
  ------------------------------------------                        -----
   (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.
         (b)      Not applicable.
         (c)      Exhibits.

Exhibit
  No.                                  Description
  ---                                  -----------
  99.1 Press Release of American Medical Alert Corp., a New York corporation (the "Company"), dated August 14, 2003, announcing the results for the quarter ended June 30, 2003.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2003, the Company issued a press release announcing the results for the quarter ended June 30, 2003.

         A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 18, 2003

                                             AMERICAN MEDICAL ALERT CORP.


                                             By: /s/ Jack Rhian
                                                --------------------------------
                                             Name:   Jack Rhian
                                             Title:  Executive Vice President
                                                     and Chief Operating Officer


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

                                  EXHIBIT INDEX
                                  -------------

   Exhibit
     No.                                  Description
     ---                                  -----------
     99.1 Press Release of the Company dated August 14, 2003 announcing the results for the quarter ended June 30, 2003.


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